Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Third Quarter 2017

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2017 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2017 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2017	2017	2017	2016	2016	2017	2016			2017 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2017	2016	2016
Income Statement
Net interest income	$5,700	$5,473	$5,474	$5,447	$5,277	4%	8%	$16,647	$15,426	8%
Non-interest income	1,285	1,231	1,061	1,119	1,184	4	9	3,577	3,509	2
Total net revenue(1)	6,985	6,704	6,535	6,566	6,461	4	8	20,224	18,935	7
Provision for credit losses	1,833	1,800	1,992	1,752	1,588	2	15	5,625	4,707	20
Non-interest expense:
Marketing	379	435	396	575	393	(13)	(4)	1,210	1,236	(2)
Amortization of intangibles	61	61	62	101	89	—	(31)	184	285	(35)
Operating expenses	3,127	2,918	2,976	3,003	2,879	7	9	9,021	8,358	8
Total non-interest expense	3,567	3,414	3,434	3,679	3,361	4	6	10,415	9,879	5
Income from continuing operations before income taxes	1,585	1,490	1,109	1,135	1,512	6	5	4,184	4,349	(4)
Income tax provision	448	443	314	342	496	1	(10)	1,205	1,372	(12)
Income from continuing operations, net of tax	1,137	1,047	795	793	1,016	9	12	2,979	2,977	—
Income (loss) from discontinued operations, net of tax(2)	(30)	(11)	15	(2)	(11)	173	173	(26)	(17)	53
Net income	1,107	1,036	810	791	1,005	7	10	2,953	2,960	—
Dividends and undistributed earnings allocated to participating securities(3)	(8)	(8)	(5)	(6)	(6)	—	33	(21)	(18)	17
Preferred stock dividends	(52)	(80)	(53)	(75)	(37)	(35)	41	(185)	(139)	33
Net income available to common stockholders	$1,047	$948	$752	$710	$962	10	9	$2,747	$2,803	(2)
Common Share Statistics
Basic earnings per common share:(3)
Net income from continuing operations	$2.22	$1.98	$1.53	$1.47	$1.94	12%	14%	$5.73	$5.50	4%
Income (loss) from discontinued operations	(0.06)	(0.02)	0.03	—	(0.02)	200	200	(0.05)	(0.03)	67
Net income per basic common share	$2.16	$1.96	$1.56	$1.47	$1.92	10	13	$5.68	$5.47	4
Diluted earnings per common share:(3)
Net income from continuing operations	$2.20	$1.96	$1.51	$1.45	$1.92	12	15	$5.68	$5.45	4
Income (loss) from discontinued operations	(0.06)	(0.02)	0.03	—	(0.02)	200	200	(0.05)	(0.03)	67
Net income per diluted common share	$2.14	$1.94	$1.54	$1.45	$1.90	10	13	$5.63	$5.42	4
Weighted-average common shares outstanding (in millions):
Basic	484.9	484.0	482.3	483.5	501.1	—	(3)	483.7	512.0	(6)
Diluted	489.0	488.1	487.9	489.2	505.9	—	(3)	488.1	516.8	(6)
Common shares outstanding (period-end, in millions)	484.4	483.7	482.8	480.2	489.2	—	(1)	484.4	489.2	(1)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.20	$1.20	—
Tangible book value per common share (period-end)(4)	63.06	60.94	58.66	57.76	59.00	3	7	63.06	59.00	7

						2017 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions)	2017	2017	2017	2016	2016	2017	2016			2017 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2017	2016	2016
Balance Sheet (Period-End)
Loans held for investment(5)	$252,422	$244,302	$240,588	$245,586	$238,019	3%	6%	$252,422	$238,019	6%
Interest-earning assets	329,002	319,286	316,712	321,807	313,431	3	5	329,002	313,431	5
Total assets	361,402	350,593	348,549	357,033	345,061	3	5	361,402	345,061	5
Interest-bearing deposits	212,956	213,810	214,818	211,266	200,416	—	6	212,956	200,416	6
Total deposits	239,062	239,763	241,182	236,768	225,981	—	6	239,062	225,981	6
Borrowings	59,458	49,954	48,439	60,460	59,820	19	(1)	59,458	59,820	(1)
Common equity	45,794	44,777	43,680	43,154	44,336	2	3	45,794	44,336	3
Total stockholders’ equity	50,154	49,137	48,040	47,514	48,213	2	4	50,154	48,213	4
Balance Sheet (Average Balances)
Loans held for investment(5)	$245,822	$242,241	$241,505	$240,027	$235,843	1%	4%	$243,205	$231,004	5%
Interest-earning assets	322,015	318,078	318,358	317,853	310,987	1	4	319,497	304,423	5
Total assets	355,191	349,891	351,641	350,225	343,153	2	4	352,216	336,539	5
Interest-bearing deposits	213,137	214,412	212,973	206,464	196,913	(1)	8	213,508	195,565	9
Total deposits	238,843	240,550	238,550	232,204	222,251	(1)	7	239,316	220,864	8
Borrowings	54,271	48,838	53,357	58,624	60,708	11	(11)	52,159	56,292	(7)
Common equity	45,816	44,645	43,833	43,921	45,314	3	1	44,772	45,578	(2)
Total stockholders’ equity	50,176	49,005	48,193	47,972	49,033	2	2	49,132	49,015	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2017 Q3 vs.				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2017	2017	2017	2016	2016	2017		2016				2017 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2017	2016	2016
Performance Metrics
Net interest income growth (period over period)	4%	—	—	3%	4%	**		**		8%	11%	**
Non-interest income growth (period over period)	4	16%	(5)%	(5)	2	**		**		2	5	**
Total net revenue growth (period over period)	4	3	—	2	3	**		**		7	10	**
Total net revenue margin(6)	8.68	8.43	8.21	8.26	8.31	25	bps	37	bps	8.44	8.29	15	bps
Net interest margin(7)	7.08	6.88	6.88	6.85	6.79	20		29		6.95	6.76	19
Return on average assets	1.28	1.20	0.90	0.91	1.18	8		10		1.13	1.18	(5)
Return on average tangible assets(8)	1.34	1.25	0.95	0.95	1.24	9		10		1.18	1.24	(6)
Return on average common equity(9)	9.40	8.59	6.73	6.48	8.59	81		81		8.26	8.25	1
Return on average tangible common equity(10)	14.11	13.09	10.37	10.00	13.06	102		105		12.56	12.54	2
Non-interest expense as a percentage of average loans held for investment	5.80	5.64	5.69	6.13	5.70	16		10		5.71	5.70	1
Efficiency ratio(11)	51.07	50.92	52.55	56.03	52.02	15		(95)		51.50	52.17	(67)
Effective income tax rate for continuing operations	28.3	29.7	28.3	30.1	32.8	(140)		(450)		28.8	31.5	(270)
Employees (in thousands), period-end	50.4	49.9	48.4	47.3	46.5	1%		8%		50.4	46.5	8%
Credit Quality Metrics
Allowance for loan and lease losses	$7,418	$7,170	$6,984	$6,503	$6,258	3%		19%		$7,418	$6,258	19%
Allowance as a percentage of loans held for investment	2.94%	2.93%	2.90%	2.65%	2.63%	1	bps	31	bps	2.94%	2.63%	31	bps
Net charge-offs	$1,606	$1,618	$1,510	$1,489	$1,240	(1)%		30%		$4,734	$3,573	32%
Net charge-off rate(12)	2.61%	2.67%	2.50%	2.48%	2.10%	(6	)bps	51	bps	2.60%	2.06%	54	bps
30+ day performing delinquency rate(13)	2.93	2.69	2.61	2.93	2.71	24		22		2.93	2.71	22
30+ day delinquency rate	3.24	2.99	2.92	3.27	3.04	25		20		3.24	3.04	20
Capital Ratios(14)
Common equity Tier 1 capital	10.7%	10.7%	10.4%	10.1%	10.6%	—		10	bps	10.7%	10.6%	10	bps
Tier 1 capital	12.2	12.2	12.0	11.6	12.0	—		20		12.2	12.0	20
Total capital	14.8	14.9	14.7	14.3	14.7	(10	)bps	10		14.8	14.7	10
Tier 1 leverage	10.5	10.3	9.9	9.9	10.1	20		40		10.5	10.1	40
Tangible common equity (“TCE”)(15)	8.8	8.8	8.5	8.1	8.8	—		—		8.8	8.8	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2017 Q3 vs.		Nine Months Ended September 30,
	2017	2017	2017	2016	2016	2017	2016			2017 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2017	2016	2016
Interest income:
Loans, including loans held for sale	$5,960	$5,669	$5,626	$5,587	$5,383	5%	11%	$17,255	$15,616	10%
Investment securities	431	433	416	393	386	—	12	1,280	1,206	6
Other	29	26	28	29	25	12	16	83	60	38
Total interest income	6,420	6,128	6,070	6,009	5,794	5	11	18,618	16,882	10
Interest expense:
Deposits	410	382	353	332	306	7	34	1,145	881	30
Securitized debt obligations	85	82	69	65	56	4	52	236	151	56
Senior and subordinated notes	194	179	149	138	121	8	60	522	338	54
Other borrowings	31	12	25	27	34	158	(9)	68	86	(21)
Total interest expense	720	655	596	562	517	10	39	1,971	1,456	35
Net interest income	5,700	5,473	5,474	5,447	5,277	4	8	16,647	15,426	8
Provision for credit losses	1,833	1,800	1,992	1,752	1,588	2	15	5,625	4,707	20
Net interest income after provision for credit losses	3,867	3,673	3,482	3,695	3,689	5	5	11,022	10,719	3
Non-interest income:(16)(17)
Service charges and other customer-related fees	414	418	371	412	417	(1)	(1)	1,203	1,233	(2)
Interchange fees, net	662	676	570	624	603	(2)	10	1,908	1,828	4
Net securities gains (losses)	68	(4)	—	(4)	1	**	**	64	(7)	**
Other	141	141	120	87	163	—	(13)	402	455	(12)
Total non-interest income	1,285	1,231	1,061	1,119	1,184	4	9	3,577	3,509	2
Non-interest expense:(16)(17)
Salaries and associate benefits	1,524	1,383	1,471	1,336	1,317	10	16	4,378	3,866	13
Occupancy and equipment	471	474	471	522	499	(1)	(6)	1,416	1,422	—
Marketing	379	435	396	575	393	(13)	(4)	1,210	1,236	(2)
Professional services	297	279	247	312	257	6	16	823	762	8
Communications and data processing	294	289	288	297	291	2	1	871	873	—
Amortization of intangibles	61	61	62	101	89	—	(31)	184	285	(35)
Other	541	493	499	536	515	10	5	1,533	1,435	7
Total non-interest expense	3,567	3,414	3,434	3,679	3,361	4	6	10,415	9,879	5
Income from continuing operations before income taxes	1,585	1,490	1,109	1,135	1,512	6	5	4,184	4,349	(4)
Income tax provision	448	443	314	342	496	1	(10)	1,205	1,372	(12)
Income from continuing operations, net of tax	1,137	1,047	795	793	1,016	9	12	2,979	2,977	—
Income (loss) from discontinued operations, net of tax(2)	(30)	(11)	15	(2)	(11)	173	173	(26)	(17)	53
Net income	1,107	1,036	810	791	1,005	7	10	2,953	2,960	—
Dividends and undistributed earnings allocated to participating securities(3)	(8)	(8)	(5)	(6)	(6)	—	33	(21)	(18)	17
Preferred stock dividends	(52)	(80)	(53)	(75)	(37)	(35)	41	(185)	(139)	33
Net income available to common stockholders	$1,047	$948	$752	$710	$962	10	9	$2,747	$2,803	(2)

						2017 Q3 vs.		Nine Months Ended September 30,
	2017	2017	2017	2016	2016	2017	2016			2017 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2017	2016	2016
Basic earnings per common share:(3)
Net income from continuing operations	$2.22	$1.98	$1.53	$1.47	$1.94	12%	14%	$5.73	$5.50	4%
Income (loss) from discontinued operations	(0.06)	(0.02)	0.03	—	(0.02)	200	200	(0.05)	(0.03)	67
Net income per basic common share	$2.16	$1.96	$1.56	$1.47	$1.92	10	13	$5.68	$5.47	4
Diluted earnings per common share:(3)
Net income from continuing operations	$2.20	$1.96	$1.51	$1.45	$1.92	12	15	$5.68	$5.45	4
Income (loss) from discontinued operations	(0.06)	(0.02)	0.03	—	(0.02)	200	200	(0.05)	(0.03)	67
Net income per diluted common share	$2.14	$1.94	$1.54	$1.45	$1.90	10	13	$5.63	$5.42	4
Weighted-average common shares outstanding (in millions):
Basic common shares	484.9	484.0	482.3	483.5	501.1	—	(3)	483.7	512.0	(6)
Diluted common shares	489.0	488.1	487.9	489.2	505.9	—	(3)	488.1	516.8	(6)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.20	$1.20	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2017 Q3 vs.
	2017	2017	2017	2016	2016	2017	2016
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,154	$3,352	$3,489	$4,185	$3,350	24%	24%
Interest-bearing deposits and other short-term investments	4,330	3,363	5,826	5,791	5,744	29	(25)
Total cash and cash equivalents	8,484	6,715	9,315	9,976	9,094	26	(7)
Restricted cash for securitization investors	304	300	486	2,517	287	1	6
Securities available for sale, at fair value	39,742	41,120	41,260	40,737	41,511	(3)	(4)
Securities held to maturity, at carrying value	28,650	27,720	26,170	25,712	25,019	3	15
Loans held for investment:(5)
Unsecuritized loans held for investment	217,659	214,864	211,038	213,824	206,763	1	5
Loans held in consolidated trusts	34,763	29,438	29,550	31,762	31,256	18	11
Total loans held for investment	252,422	244,302	240,588	245,586	238,019	3	6
Allowance for loan and lease losses	(7,418)	(7,170)	(6,984)	(6,503)	(6,258)	3	19
Net loans held for investment	245,004	237,132	233,604	239,083	231,761	3	6
Loans held for sale, at lower of cost or fair value	1,566	777	735	1,043	994	102	58
Premises and equipment, net	3,955	3,825	3,727	3,675	3,561	3	11
Interest receivable	1,426	1,346	1,368	1,351	1,251	6	14
Goodwill	14,532	14,524	14,521	14,519	14,493	—	—
Other assets	17,739	17,134	17,363	18,420	17,090	4	4
Total assets	$361,402	$350,593	$348,549	$357,033	$345,061	3	5

						2017 Q3 vs.
	2017	2017	2017	2016	2016	2017	2016
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$301	$376	$260	$327	$237	(20)%	27%
Deposits:
Non-interest-bearing deposits	26,106	25,953	26,364	25,502	25,565	1	2
Interest-bearing deposits	212,956	213,810	214,818	211,266	200,416	—	6
Total deposits	239,062	239,763	241,182	236,768	225,981	—	6
Securitized debt obligations	17,087	18,358	18,528	18,826	18,411	(7)	(7)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	767	958	1,046	992	1,079	(20)	(29)
Senior and subordinated notes	28,420	28,478	26,405	23,431	24,001	—	18
Other borrowings	13,184	2,160	2,460	17,211	16,329	**	(19)
Total other debt	42,371	31,596	29,911	41,634	41,409	34	2
Other liabilities	12,427	11,363	10,628	11,964	10,810	9	15
Total liabilities	311,248	301,456	300,509	309,519	296,848	3	5

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	31,526	31,413	31,326	31,157	30,439	—	4
Retained earnings	31,946	31,086	30,326	29,766	29,245	3	9
Accumulated other comprehensive income (loss)	(622)	(683)	(934)	(949)	121	(9)	**
Treasury stock, at cost	(12,703)	(12,686)	(12,685)	(12,467)	(11,599)	—	10
Total stockholders’ equity	50,154	49,137	48,040	47,514	48,213	2	4
Total liabilities and stockholders’ equity	$361,402	$350,593	$348,549	$357,033	$345,061	3	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $356 million in Q3 2017, $313 million in Q2 2017, $321 million in both Q1 2017 and Q4 2016 and $289 million in Q3 2016 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)	The provision (benefit) for mortgage representation and warranty losses included the following activity:

	2017	2017	2017	2016	2016
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Provision (benefit) for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	$(1)	$—	$(25)	$—	$—
Recorded in discontinued operations	13	6	(67)	(2)	18
Total provision (benefit) for mortgage representation and warranty losses before income taxes	$12	$6	$(92)	$(2)	$18
The mortgage representation and warranty reserve was $401 million as of September 30, 2017, $521 million as of June 30, 2017, $516 million as of March 31, 2017, $630 million as of December 31, 2016 and $632 million as of September 30, 2016.

(3)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(4)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(5)
Included in loans held for investment are purchased credit-impaired loans (“PCI loans”) recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standards Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business combinations. The table below presents amounts related to PCI loans:

	2017	2017	2017	2016	2016
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
PCI loans:
Period-end unpaid principal balance	$12,658	$13,599	$14,838	$15,896	$17,011
Period-end loans held for investment	11,985	12,895	14,102	15,071	16,149
Average loans held for investment	12,270	13,305	14,433	15,443	16,529

(6)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(7)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(8)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(10)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(11)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(12)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(13)
On September 25, 2017, we completed the acquisition from Synovus Bank of the credit card assets and related liabilities of Cabela’s wholly-owned subsidiary, World’s Foremost Bank, which added approximately $5.7 billion to our loans held for investment portfolio as of the acquisition date (“Cabela’s acquisition”). The credit quality metrics as of September 30, 2017 include the impact of this acquisition. Excluding this impact, the 30+ day performing delinquency rate as of September 30, 2017 would have been 2.98%.

(14)
Capital ratios as of the end of Q3 2017 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(15)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(16)
We made certain Non-interest income and Non-interest expense reclassifications in Q4 2016. The changes were primarily related to a reclassification of certain consumer and commercial banking income from Other to Service charges and other customer-related fees within Non-interest income, and a reclassification of certain system processing costs from Professional services to Communications and data processing within Non-interest expense. We also consolidated the Non-interest income presentation of Other-than-temporary impairment (“OTTI”) with net realized gains or losses from investment securities into a new Net securities gains (losses) line. These reclassifications were made to better reflect the nature of income earned and expenses incurred. All prior period amounts presented have been reclassified to conform to the current period presentation.

(17)
The primary net effects of the reclassifications discussed in footnote 16 above for Q3 2016 and the nine months ended September 30, 2016, compared to previously reported results were (i) an increase to Service charges and other customer-related fees of $30 million and $71 million, respectively; (ii) a decrease to Other non-interest income of $31 million and $87 million, respectively; and (iii) increase to Communications and data processing expense of $39 million and $116 million, respectively, with corresponding decreases to Professional services.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2017 Q3			2017 Q2			2016 Q3
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$247,022	$5,960	9.65	$242,967	$5,669	9.33	$237,067	$5,383	9.08
Investment securities	69,302	431	2.49	68,857	433	2.52	66,291	386	2.33
Cash equivalents and other	5,691	29	2.04	6,254	26	1.66	7,629	25	1.31
Total interest-earning assets	$322,015	$6,420	7.97	$318,078	$6,128	7.71	$310,987	$5,794	7.45
Interest-bearing liabilities:
Interest-bearing deposits	$213,137	$410	0.77	$214,412	$382	0.71	$196,913	$306	0.62
Securitized debt obligations	17,598	85	1.93	18,400	82	1.78	17,389	56	1.29
Senior and subordinated notes	28,753	194	2.70	27,821	179	2.57	22,342	121	2.17
Other borrowings and liabilities	9,320	31	1.33	3,656	12	1.31	21,840	34	0.62
Total interest-bearing liabilities	$268,808	$720	1.07	$264,289	$655	0.99	$258,484	$517	0.80
Net interest income/spread		$5,700	6.90		$5,473	6.72		$5,277	6.65
Impact of non-interest-bearing funding			0.18			0.16			0.14
Net interest margin			7.08			6.88			6.79

	Nine Months Ended September 30,
	2017			2016
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$244,097	$17,255	9.43	$232,064	$15,616	8.97
Investment securities	68,862	1,280	2.48	65,735	1,206	2.45
Cash equivalents and other	6,538	83	1.69	6,624	60	1.21
Total interest-earning assets	$319,497	$18,618	7.77	$304,423	$16,882	7.39
Interest-bearing liabilities:
Interest-bearing deposits	$213,508	$1,145	0.72	$195,565	$881	0.60
Securitized debt obligations	17,726	236	1.78	15,997	151	1.26
Senior and subordinated notes	27,140	522	2.56	22,019	338	2.05
Other borrowings and liabilities	8,434	68	1.08	19,099	86	0.60
Total interest-bearing liabilities	$266,808	$1,971	0.98	$252,680	$1,456	0.77
Net interest income/spread		$16,647	6.79		$15,426	6.62
Impact of non-interest-bearing funding			0.16			0.14
Net interest margin			6.95			6.76
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2017 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except as noted)	2017 Q3	2017 Q2	2017 Q1	2016 Q4	2016 Q3	2017 Q2	2016 Q3	2017	2016	2017 vs. 2016
Loans Held For Investment (Period-End)
Credit card:
Domestic credit card	$99,981	$92,866	$91,092	$97,120	$90,955	8%	10%	$99,981	$90,955	10%
International card businesses	9,149	8,724	8,121	8,432	8,246	5	11	9,149	8,246	11
Total credit card	109,130	101,590	99,213	105,552	99,201	7	10	109,130	99,201	10
Consumer banking:
Auto	53,290	51,765	49,771	47,916	46,311	3	15	53,290	46,311	15
Home loan	18,820	19,724	20,738	21,584	22,448	(5)	(16)	18,820	22,448	(16)
Retail banking	3,454	3,484	3,473	3,554	3,526	(1)	(2)	3,454	3,526	(2)
Total consumer banking	75,564	74,973	73,982	73,054	72,285	1	5	75,564	72,285	5
Commercial banking:
Commercial and multifamily real estate	27,944	27,428	27,218	26,609	26,507	2	5	27,944	26,507	5
Commercial and industrial	39,306	39,801	39,638	39,824	39,432	(1)	—	39,306	39,432	—
Total commercial lending	67,250	67,229	66,856	66,433	65,939	—	2	67,250	65,939	2
Small-ticket commercial real estate	420	443	464	483	518	(5)	(19)	420	518	(19)
Total commercial banking	67,670	67,672	67,320	66,916	66,457	—	2	67,670	66,457	2
Other loans	58	67	73	64	76	(13)	(24)	58	76	(24)
Total loans held for investment	$252,422	$244,302	$240,588	$245,586	$238,019	3	6	$252,422	$238,019	6
Loans Held For Investment (Average)
Credit card:
Domestic credit card	$93,729	$91,769	$93,034	$92,623	$89,763	2%	4%	$92,847	$86,974	7%
International card businesses	8,816	8,274	8,135	8,168	8,253	7	7	8,411	8,165	3
Total credit card	102,545	100,043	101,169	100,791	98,016	3	5	101,258	95,139	6
Consumer banking:
Auto	52,615	50,803	48,673	47,126	45,355	4	16	50,711	43,647	16
Home loan	19,302	20,203	21,149	21,984	22,852	(4)	(16)	20,211	23,819	(15)
Retail banking	3,446	3,463	3,509	3,549	3,520	—	(2)	3,473	3,540	(2)
Total consumer banking	75,363	74,469	73,331	72,659	71,727	1	5	74,395	71,006	5
Commercial banking:
Commercial and multifamily real estate	27,703	27,401	26,587	26,445	26,154	1	6	27,235	25,612	6
Commercial and industrial	39,723	39,815	39,877	39,573	39,346	—	1	39,804	38,610	3
Total commercial lending	67,426	67,216	66,464	66,018	65,500	—	3	67,039	64,222	4
Small-ticket commercial real estate	433	453	474	497	534	(4)	(19)	453	565	(20)
Total commercial banking	67,859	67,669	66,938	66,515	66,034	—	3	67,492	64,787	4
Other loans	55	60	67	62	66	(8)	(17)	60	72	(17)
Total average loans held for investment	$245,822	$242,241	$241,505	$240,027	$235,843	1	4	$243,205	$231,004	5

						2017 Q3 vs.				Nine Months Ended September 30,
	2017 Q3	2017 Q2	2017 Q1	2016 Q4	2016 Q3	2017 Q2		2016 Q3		2017	2016	2017 vs. 2016
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(1)	4.64%	5.11%	5.14%	4.66%	3.74%	(47	)bps	90	bps	4.96%	3.99%	97	bps
International card businesses	3.08	4.08	3.69	3.35	3.18	(100)		(10)		3.60	3.32	28
Total credit card(1)	4.51	5.02	5.02	4.56	3.70	(51)		81		4.85	3.93	92
Consumer banking:
Auto	1.96	1.70	1.64	2.07	1.85	26		11		1.77	1.55	22
Home loan	0.02	0.04	0.03	0.08	0.03	(2)		(1)		0.03	0.05	(2)
Retail banking	2.10	1.71	1.92	1.73	1.75	39		35		1.91	1.46	45
Total consumer banking	1.47	1.25	1.19	1.45	1.26	22		21		1.30	1.04	26
Commercial banking:
Commercial and multifamily real estate	(0.01)	0.03	—	(0.02)	0.01	(4)		(2)		0.01	(0.01)	2
Commercial and industrial	1.64	1.34	0.22	0.80	1.09	30		55		1.07	0.74	33
Total commercial lending	0.97	0.81	0.13	0.47	0.66	16		31		0.64	0.44	20
Small-ticket commercial real estate	0.12	(0.22)	1.05	(0.02)	0.74	34		(62)		0.33	0.39	(6)
Total commercial banking	0.96	0.80	0.14	0.47	0.66	16		30		0.64	0.44	20
Total net charge-offs	2.61	2.67	2.50	2.48	2.10	(6)		51		2.60	2.06	54
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card(1)	3.94%	3.63%	3.71%	3.95%	3.68%	31	bps	26	bps	3.94%	3.68%	26	bps
International card businesses	3.54	3.28	3.39	3.36	3.33	26		21		3.54	3.33	21
Total credit card(1)	3.91	3.60	3.68	3.91	3.65	31		26		3.91	3.65	26
Consumer banking:
Auto	5.71	5.40	5.03	6.12	5.67	31		4		5.71	5.67	4
Home loan	0.17	0.14	0.15	0.20	0.19	3		(2)		0.17	0.19	(2)
Retail banking	0.73	0.54	0.59	0.70	0.59	19		14		0.73	0.59	14
Total consumer banking	4.10	3.79	3.45	4.10	3.72	31		38		4.10	3.72	38
Nonperforming Loans and Nonperforming Assets Rates(2)(3)
Credit card:
International card businesses	0.28%	0.37%	0.47%	0.50%	0.53%	(9	)bps	(25	)bps	0.28%	0.53%	(25	)bps
Total credit card	0.02	0.03	0.04	0.04	0.04	(1)		(2)		0.02	0.04	(2)
Consumer banking:
Auto	0.65	0.53	0.36	0.47	0.43	12		22		0.65	0.43	22
Home loan	0.84	1.31	1.27	1.26	1.23	(47)		(39)		0.84	1.23	(39)
Retail banking	0.97	0.96	0.82	0.86	1.05	1		(8)		0.97	1.05	(8)
Total consumer banking	0.71	0.75	0.64	0.72	0.71	(4)		—		0.71	0.71	—
Commercial banking:
Commercial and multifamily real estate	0.23	0.13	0.13	0.11	0.08	10		15		0.23	0.08	15
Commercial and industrial	1.82	1.62	2.02	2.48	2.44	20		(62)		1.82	2.44	(62)
Total commercial lending	1.16	1.01	1.25	1.53	1.49	15		(33)		1.16	1.49	(33)
Small-ticket commercial real estate	1.59	1.89	1.65	0.85	2.13	(30)		(54)		1.59	2.13	(54)
Total commercial banking	1.16	1.01	1.25	1.53	1.50	15		(34)		1.16	1.50	(34)
Total nonperforming loans	0.54	0.53	0.57	0.65	0.66	1		(12)		0.54	0.66	(12)
Total nonperforming assets	0.60	0.60	0.66	0.76	0.77	—		(17)		0.60	0.77	(17)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2017
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(4)	Total
Allowance for loan and lease losses:
Balance as of June 30, 2017	$4,825	$385	$5,210	$1,066	$59	$74	$1,199	$758	$3	$7,170
Charge-offs	(1,351)	(120)	(1,471)	(411)	(2)	(22)	(435)	(168)	(36)	(2,110)
Recoveries	264	52	316	154	1	4	159	5	24	504
Net charge-offs	(1,087)	(68)	(1,155)	(257)	(1)	(18)	(276)	(163)	(12)	(1,606)
Provision for loan and lease losses	1,417	49	1,466	274	3	15	292	75	11	1,844
Allowance build (release) for loan and lease losses	330	(19)	311	17	2	(3)	16	(88)	(1)	238
Other changes(5)	—	13	13	—	(2)	—	(2)	(1)	—	10
Balance as of September 30, 2017	5,155	379	5,534	1,083	59	71	1,213	669	2	7,418
Reserve for unfunded lending commitments:
Balance as of June 30, 2017	—	—	—	—	—	7	7	132	—	139
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	1	1	(12)	—	(11)
Balance as of September 30, 2017	—	—	—	—	—	8	8	120	—	128
Combined allowance and reserve as of September 30, 2017	$5,155	$379	$5,534	$1,083	$59	$79	$1,221	$789	$2	$7,546

	Nine Months Ended September 30, 2017
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(4)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2016	$4,229	$377	$4,606	$957	$65	$80	$1,102	$793	$2	$6,503
Charge-offs	(4,289)	(355)	(4,644)	(1,119)	(9)	(61)	(1,189)	(334)	(36)	(6,203)
Recoveries	834	128	962	448	4	11	463	12	32	1,469
Net charge-offs	(3,455)	(227)	(3,682)	(671)	(5)	(50)	(726)	(322)	(4)	(4,734)
Provision for loan and lease losses	4,381	199	4,580	797	1	41	839	210	4	5,633
Allowance build (release) for loan and lease losses	926	(28)	898	126	(4)	(9)	113	(112)	—	899
Other changes(5)	—	30	30	—	(2)	—	(2)	(12)	—	16
Balance as of September 30, 2017	5,155	379	5,534	1,083	59	71	1,213	669	2	7,418
Reserve for unfunded lending commitments:
Balance as of December 31, 2016	—	—	—	—	—	7	7	129	—	136
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	1	1	(9)	—	(8)
Balance as of September 30, 2017	—	—	—	—	—	8	8	120	—	128
Combined allowance and reserve as of September 30, 2017	$5,155	$379	$5,534	$1,083	$59	$79	$1,221	$789	$2	$7,546

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2017					Nine Months Ended September 30, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,440	$1,649	$560	$51	$5,700	$10,080	$4,744	$1,695	$128	$16,647
Non-interest income	865	192	179	49	1,285	2,478	570	520	9	3,577
Total net revenue(6)	4,305	1,841	739	100	6,985	12,558	5,314	2,215	137	20,224
Provision for credit losses	1,466	293	63	11	1,833	4,580	840	201	4	5,625
Non-interest expense	1,961	1,051	394	161	3,567	5,808	3,152	1,166	289	10,415
Income (loss) from continuing operations before income taxes	878	497	282	(72)	1,585	2,170	1,322	848	(156)	4,184
Income tax provision (benefit)	306	181	103	(142)	448	774	482	310	(361)	1,205
Income from continuing operations, net of tax	$572	$316	$179	$70	$1,137	$1,396	$840	$538	$205	$2,979

	Three Months Ended June 30, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,294	$1,578	$569	$32	$5,473
Non-interest income	875	183	183	(10)	1,231
Total net revenue(6)	4,169	1,761	752	22	6,704
Provision (benefit) for credit losses	1,397	268	140	(5)	1,800
Non-interest expense	1,918	1,059	381	56	3,414
Income (loss) from continuing operations before income taxes	854	434	231	(29)	1,490
Income tax provision (benefit)	301	158	85	(101)	443
Income from continuing operations, net of tax	$553	$276	$146	$72	$1,047

	Three Months Ended September 30, 2016					Nine Months Ended September 30, 2016
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total
Net interest income	$3,204	$1,472	$555	$46	$5,277	$9,282	$4,331	$1,651	$162	$15,426
Non-interest income	825	201	156	2	1,184	2,531	567	403	8	3,509
Total net revenue(6)	4,029	1,673	711	48	6,461	11,813	4,898	2,054	170	18,935
Provision (benefit) for credit losses	1,272	256	61	(1)	1,588	3,604	690	417	(4)	4,707
Non-interest expense	1,884	1,034	349	94	3,361	5,630	3,030	1,014	205	9,879
Income (loss) from continuing operations before income taxes	873	383	301	(45)	1,512	2,579	1,178	623	(31)	4,349
Income tax provision (benefit)	318	139	110	(71)	496	931	428	227	(214)	1,372
Income from continuing operations, net of tax	$555	$244	$191	$26	$1,016	$1,648	$750	$396	$183	$2,977

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2017 Q3 vs.				Nine Months Ended September 30,
	2017	2017	2017	2016	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2017	2016	2016
Credit Card
Earnings:
Net interest income	$3,440	$3,294	$3,346	$3,353	$3,204	4%		7%		$10,080	$9,282	9%
Non-interest income	865	875	738	849	825	(1)		5		2,478	2,531	(2)
Total net revenue	4,305	4,169	4,084	4,202	4,029	3		7		12,558	11,813	6
Provision for credit losses	1,466	1,397	1,717	1,322	1,272	5		15		4,580	3,604	27
Non-interest expense	1,961	1,918	1,929	2,073	1,884	2		4		5,808	5,630	3
Income from continuing operations before income taxes	878	854	438	807	873	3		1		2,170	2,579	(16)
Income tax provision	306	301	167	295	318	2		(4)		774	931	(17)
Income from continuing operations, net of tax	$572	$553	$271	$512	$555	3		3		$1,396	$1,648	(15)
Selected performance metrics:
Period-end loans held for investment	$109,130	$101,590	$99,213	$105,552	$99,201	7		10		$109,130	$99,201	10
Average loans held for investment	102,545	100,043	101,169	100,791	98,016	3		5		101,258	95,139	6
Average yield on loans held for investment(7)	15.58%	15.14%	14.99%	14.93%	14.68%	44	bps	90	bps	15.24%	14.59%	65	bps
Total net revenue margin(8)	16.79	16.67	16.14	16.68	16.44	12		35		16.54	16.56	(2)
Net charge-off rate(1)	4.51	5.02	5.02	4.56	3.70	(51)		81		4.85	3.93	92
30+ day performing delinquency rate(1)	3.91	3.60	3.68	3.91	3.65	31		26		3.91	3.65	26
30+ day delinquency rate	3.92	3.62	3.71	3.94	3.69	30		23		3.92	3.69	23
Nonperforming loan rate(2)	0.02	0.03	0.04	0.04	0.04	(1)		(2)		0.02	0.04	(2)
PCCR intangible amortization	$43	$44	$44	$58	$62	(2)%		(31)%		$131	$199	(34)%
Purchase volume(9)	84,505	83,079	73,197	82,824	78,106	2		8		240,781	224,314	7

						2017 Q3 vs.				Nine Months Ended September 30,
	2017	2017	2017	2016	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2017	2016	2016
Domestic Card
Earnings:
Net interest income	$3,132	$3,011	$3,093	$3,090	$2,956	4%		6%		$9,236	$8,481	9%
Non-interest income	787	802	699	791	759	(2)		4		2,288	2,325	(2)
Total net revenue	3,919	3,813	3,792	3,881	3,715	3		5		11,524	10,806	7
Provision for credit losses	1,417	1,327	1,637	1,229	1,190	7		19		4,381	3,326	32
Non-interest expense	1,754	1,727	1,717	1,859	1,696	2		3		5,198	5,036	3
Income from continuing operations before income taxes	748	759	438	793	829	(1)		(10)		1,945	2,444	(20)
Income tax provision	273	277	160	288	302	(1)		(10)		710	890	(20)
Income from continuing operations, net of tax	$475	$482	$278	$505	$527	(1)		(10)		$1,235	$1,554	(21)
Selected performance metrics:
Period-end loans held for investment	$99,981	$92,866	$91,092	$97,120	$90,955	8		10		$99,981	$90,955	10
Average loans held for investment	93,729	91,769	93,034	92,623	89,763	2		4		92,847	86,974	7
Average yield on loans held for investment(7)	15.51%	15.07%	15.01%	14.91%	14.71%	44	bps	80	bps	15.20%	14.51%	69	bps
Total net revenue margin(8)	16.72	16.62	16.30	16.76	16.55	10		17		16.55	16.57	(2)
Net charge-off rate(1)	4.64	5.11	5.14	4.66	3.74	(47)		90		4.96	3.99	97
30+ day delinquency rate	3.94	3.63	3.71	3.95	3.68	31		26		3.94	3.68	26
Purchase volume(9)	$76,806	$75,781	$66,950	$75,639	$71,331	1%		8%		$219,537	$204,998	7%
Refreshed FICO scores:(10)
Greater than 660	65%	64%	63%	64%	64%	1		1		65%	64%	1
660 or below	35	36	37	36	36	(1)		(1)		35	36	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2017 Q3 vs.				Nine Months Ended September 30,
	2017	2017	2017	2016	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2017	2016	2016
Consumer Banking
Earnings:
Net interest income	$1,649	$1,578	$1,517	$1,498	$1,472	4%		12%		$4,744	$4,331	10%
Non-interest income	192	183	195	166	201	5		(4)		570	567	1
Total net revenue	1,841	1,761	1,712	1,664	1,673	5		10		5,314	4,898	8
Provision for credit losses	293	268	279	365	256	9		14		840	690	22
Non-interest expense	1,051	1,059	1,042	1,109	1,034	(1)		2		3,152	3,030	4
Income from continuing operations before income taxes	497	434	391	190	383	15		30		1,322	1,178	12
Income tax provision	181	158	143	70	139	15		30		482	428	13
Income from continuing operations, net of tax	$316	$276	$248	$120	$244	14		30		$840	$750	12
Selected performance metrics:
Period-end loans held for investment	$75,564	$74,973	$73,982	$73,054	$72,285	1		5		$75,564	$72,285	5
Average loans held for investment	75,363	74,469	73,331	72,659	71,727	1		5		74,395	71,006	5
Average yield on loans held for investment(7)	6.79%	6.56%	6.48%	6.50%	6.41%	23	bps	38	bps	6.61%	6.29%	32	bps
Auto loan originations	$7,043	$7,453	$7,025	$6,542	$6,804	(6)%		4%		$21,521	$19,177	12%
Period-end deposits	184,719	186,607	188,216	181,917	178,793	(1)		3		184,719	178,793	3
Average deposits	185,072	186,989	183,936	180,019	177,402	(1)		4		185,336	176,159	5
Average deposits interest rate	0.62%	0.59%	0.57%	0.57%	0.56%	3	bps	6	bps	0.60%	0.55%	5	bps
Net charge-off rate	1.47	1.25	1.19	1.45	1.26	22		21		1.30	1.04	26
30+ day performing delinquency rate	4.10	3.79	3.45	4.10	3.72	31		38		4.10	3.72	38
30+ day delinquency rate	4.61	4.33	3.93	4.67	4.26	28		35		4.61	4.26	35
Nonperforming loan rate(2)	0.71	0.75	0.64	0.72	0.71	(4)		—		0.71	0.71	—
Nonperforming asset rate(3)	0.88	0.96	0.92	1.09	0.98	(8)		(10)		0.88	0.98	(10)
Auto—At origination FICO scores:(11)
Greater than 660	51%	51%	51%	52%	51%	—		—		51%	51%	—
621 - 660	18	18	18	17	17	—		1%		18	17	1%
620 or below	31	31	31	31	32	—		(1)		31	32	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2017 Q3 vs.				Nine Months Ended September 30,
	2017	2017	2017	2016	2016	2017		2016				2017 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2017	2016	2016
Commercial Banking
Earnings:
Net interest income	$560	$569	$566	$565	$555	(2)%		1%		$1,695	$1,651	3%
Non-interest income	179	183	158	175	156	(2)		15		520	403	29
Total net revenue(6)	739	752	724	740	711	(2)		4		2,215	2,054	8
Provision (benefit) for credit losses	63	140	(2)	66	61	(55)		3		201	417	(52)
Non-interest expense	394	381	391	393	349	3		13		1,166	1,014	15
Income from continuing operations before income taxes	282	231	335	281	301	22		(6)		848	623	36
Income tax provision	103	85	122	102	110	21		(6)		310	227	37
Income from continuing operations, net of tax	$179	$146	$213	$179	$191	23		(6)		$538	$396	36
Selected performance metrics:
Period-end loans held for investment	$67,670	$67,672	$67,320	$66,916	$66,457	—		2		$67,670	$66,457	2
Average loans held for investment	67,859	67,669	66,938	66,515	66,034	—		3		67,492	64,787	4
Average yield on loans held for investment(6)(7)	3.98%	3.81%	3.65%	3.55%	3.50%	17	bps	48	bps	3.81%	3.45%	36	bps
Period-end deposits	$32,783	$33,153	$33,735	$33,866	$33,611	(1)%		(2)%		$32,783	$33,611	(2)%
Average deposits	33,197	34,263	34,219	34,029	33,498	(3)		(1)		33,890	33,778	—
Average deposits interest rate	0.42%	0.36%	0.31%	0.30%	0.30%	6	bps	12	bps	0.37%	0.28%	9	bps
Net charge-off rate	0.96	0.80	0.14	0.47	0.66	16		30		0.64	0.44	20
Nonperforming loan rate(2)	1.16	1.01	1.25	1.53	1.50	15		(34)		1.16	1.50	(34)
Nonperforming asset rate(3)	1.22	1.04	1.27	1.54	1.51	18		(29)		1.22	1.51	(29)
Risk category:(12)
Noncriticized	$63,501	$63,802	$63,390	$62,828	$62,336	—		2%		$63,501	$62,336	2%
Criticized performing	2,878	2,660	2,492	2,453	2,473	8%		16		2,878	2,473	16
Criticized nonperforming	788	686	844	1,022	994	15		(21)		788	994	(21)
PCI loans	503	524	594	613	654	(4)		(23)		503	654	(23)
Total commercial loans	$67,670	$67,672	$67,320	$66,916	$66,457	—		2		$67,670	$66,457	2
Risk category as a percentage of period-end loans held for investment:(12)
Noncriticized	93.8%	94.3%	94.2%	93.9%	93.8%	(50	)bps	—		93.8%	93.8%	—
Criticized performing	4.3	3.9	3.7	3.7	3.7	40		60	bps	4.3	3.7	60	bps
Criticized nonperforming	1.2	1.0	1.2	1.5	1.5	20		(30)		1.2	1.5	(30)
PCI loans	0.7	0.8	0.9	0.9	1.0	(10)		(30)		0.7	1.0	(30)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2017 Q3 vs.		Nine Months Ended September 30,
	2017	2017	2017	2016	2016	2017	2016			2017 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2017	2016	2016
Other
Earnings:
Net interest income	$51	$32	$45	$31	$46	59%	11%	$128	$162	(21)%
Non-interest income	49	(10)	(30)	(71)	2	**	**	9	8	13
Total net revenue (loss)(6)	100	22	15	(40)	48	**	108	137	170	(19)
Provision (benefit) for credit losses	11	(5)	(2)	(1)	(1)	**	**	4	(4)	**
Non-interest expense(13)	161	56	72	104	94	188	71	289	205	41
Loss from continuing operations before income taxes	(72)	(29)	(55)	(143)	(45)	148	60	(156)	(31)	**
Income tax benefit	(142)	(101)	(118)	(125)	(71)	41	100	(361)	(214)	69
Income (loss) from continuing operations, net of tax	$70	$72	$63	$(18)	$26	(3)	169	$205	$183	12
Selected performance metrics:
Period-end loans held for investment	$58	$67	$73	$64	$76	(13)	(24)	$58	$76	(24)
Average loans held for investment	55	60	67	62	66	(8)	(17)	60	72	(17)
Period-end deposits	21,560	20,003	19,231	20,985	13,577	8	59	21,560	13,577	59
Average deposits	20,574	19,298	20,395	18,156	11,351	7	81	20,090	10,927	84
Total
Earnings:
Net interest income	$5,700	$5,473	$5,474	$5,447	$5,277	4%	8%	$16,647	$15,426	8%
Non-interest income	1,285	1,231	1,061	1,119	1,184	4	9	3,577	3,509	2
Total net revenue	6,985	6,704	6,535	6,566	6,461	4	8	20,224	18,935	7
Provision for credit losses	1,833	1,800	1,992	1,752	1,588	2	15	5,625	4,707	20
Non-interest expense	3,567	3,414	3,434	3,679	3,361	4	6	10,415	9,879	5
Income from continuing operations before income taxes	1,585	1,490	1,109	1,135	1,512	6	5	4,184	4,349	(4)
Income tax provision	448	443	314	342	496	1	(10)	1,205	1,372	(12)
Income from continuing operations, net of tax	$1,137	$1,047	$795	$793	$1,016	9	12	$2,979	$2,977	—
Selected performance metrics:
Period-end loans held for investment	$252,422	$244,302	$240,588	$245,586	$238,019	3	6	$252,422	$238,019	6
Average loans held for investment	245,822	242,241	241,505	240,027	235,843	1	4	243,205	231,004	5
Period-end deposits	239,062	239,763	241,182	236,768	225,981	—	6	239,062	225,981	6
Average deposits	238,843	240,550	238,550	232,204	222,251	(1)	7	239,316	220,864	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)
On September 25, 2017, we completed the Cabela’s acquisition. The total credit card and domestic credit card metrics as of and for the three and nine months ended September 30, 2017 include the impact of this acquisition. Excluding this impact (i) the total credit card and domestic credit card net charge-off rate for the three months ended September 30, 2017 would have been 4.52% and 4.66%, respectively; (ii) the total credit card and domestic credit card net charge-off rate for the nine months ended September 30, 2017 would have been 4.85% and 4.97%, respectively; and (iii) the total credit card and domestic credit card 30+ day performing delinquency rate as of September 30, 2017 would have been 4.10% and 4.15%, respectively.

(2)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(3)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets. Prior to Q4 2016, the nonperforming asset rate for our Consumer Banking business excluded the impact of REOs related to our acquired home loan portfolio which, if included, would increase the nonperforming asset rate by approximately 10 basis points in each of the prior periods presented.

(4)	Primarily consists of the legacy loan portfolio of our discontinued GreenPoint mortgage operations.

(5)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales.

(6)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35% with offsetting reclassifications to the Other category.

(7)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(8)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(9)	Includes purchase transactions, net of returns, for the period for loans both classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(10)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(11)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(12)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(13)	Includes charges incurred as a result of restructuring activities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Regulatory Capital Metrics
Common equity excluding AOCI	$46,415	$45,459	$44,614	$44,103	$44,214
Adjustments:
AOCI(2)(3)	(538)	(593)	(807)	(674)	199
Goodwill, net of related deferred tax liabilities	(14,300)	(14,299)	(14,302)	(14,307)	(14,288)
Intangible assets, net of related deferred tax liabilities(3)	(372)	(419)	(465)	(384)	(435)
Other	93	78	121	65	(498)
Common equity Tier 1 capital	$31,298	$30,226	$29,161	$28,803	$29,192
Tier 1 capital	$35,657	$34,585	$33,519	$33,162	$33,069
Total capital(4)	43,272	42,101	40,979	40,817	40,564
Risk-weighted assets	292,041	283,231	279,302	285,756	275,198
Adjusted average assets(5)	340,579	335,248	336,990	335,835	328,627
Capital Ratios
Common equity Tier 1 capital(6)	10.7%	10.7%	10.4%	10.1%	10.6%
Tier 1 capital(7)	12.2	12.2	12.0	11.6	12.0
Total capital(8)	14.8	14.9	14.7	14.3	14.7
Tier 1 leverage(5)	10.5	10.3	9.9	9.9	10.1
Tangible common equity (“TCE”)(9)	8.8	8.8	8.5	8.1	8.8

Reconciliation of Non-GAAP Measures
We report certain non-GAAP measures that management uses in assessing its capital adequacy and the level of return generated. The following non-GAAP measures consist of selected adjusted results, tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics key financial performance measures. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2017				2017				2017				Nine Months Ended
	Q3				Q2				Q1				September 30, 2017
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,700	—		$5,700	$5,473	—		$5,473	$5,474	$33		$5,507	$16,647	$33		$16,680
Non-interest income	1,285	—		1,285	1,231	—		1,231	1,061	37		1,098	3,577	37		3,614
Total net revenue	6,985	—		6,985	6,704	—		6,704	6,535	70		6,605	20,224	70		20,294
Provision for credit losses	1,833	$(88)		1,745	1,800	—		1,800	1,992	—		1,992	5,625	(88)		5,537
Non-interest expense	3,567	(125)		3,442	3,414	$(12)		3,402	3,434	(29)		3,405	10,415	(166)		10,249
Income from continuing operations before income taxes	1,585	213		1,798	1,490	12		1,502	1,109	99		1,208	4,184	324		4,508
Income tax provision (benefit)	448	79		527	443	4		447	314	(1)		313	1,205	82		1,287
Income from continuing operations, net of tax	1,137	134		1,271	1,047	8		1,055	795	100		895	2,979	242		3,221
Income (loss) from discontinued operations, net of tax	(30)	—		(30)	(11)	—		(11)	15	—		15	(26)	—		(26)
Net income	1,107	134		1,241	1,036	8		1,044	810	100		910	2,953	242		3,195
Net income available to common stockholders	1,047	134		1,181	948	8		956	752	100		852	2,747	242		2,989
Selected performance metrics:
Diluted EPS(11)	$2.14	$0.28		$2.42	$1.94	$0.02		$1.96	$1.54	$0.21		$1.75	$5.63	$0.49		$6.12
Efficiency ratio	51.07%	(179	)bps	49.28%	50.92%	(17	)bps	50.75%	52.55%	(100	)bps	51.55%	51.50%	(100	)bps	50.50%

	2016				2016				Year Ended
	Q4				Q3				December 31, 2016
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,447	$13		$5,460	$5,277	$34		$5,311	$20,873	$54		$20,927
Non-interest income	1,119	14		1,133	1,184	13		1,197	4,628	35		4,663
Total net revenue	6,566	27		6,593	6,461	47		6,508	25,501	89		25,590
Provision for credit losses	1,752	—		1,752	1,588	—		1,588	6,459	—		6,459
Non-interest expense	3,679	(45)		3,634	3,361	(16)		3,345	13,558	(76)		13,482
Income from continuing operations before income taxes	1,135	72		1,207	1,512	63		1,575	5,484	165		5,649
Income tax provision (benefit)	342	10		352	496	—		496	1,714	3		1,717
Income from continuing operations, net of tax	793	62		855	1,016	63		1,079	3,770	162		3,932
Income (loss) from discontinued operations, net of tax	(2)	—		(2)	(11)	—		(11)	(19)	—		(19)
Net income	791	62		853	1,005	63		1,068	3,751	162		3,913
Net income available to common stockholders	710	62		772	962	63		1,025	3,513	162		3,675
Selected performance metrics:
Diluted EPS(11)	$1.45	$0.13		$1.58	$1.90	$0.13		$2.03	$6.89	$0.32		$7.21
Efficiency ratio	56.03%	(91	)bps	55.12%	52.02%	(62	)bps	51.40%	53.17%	(49	)bps	52.68%

	2017	2017	2017	2016	2016
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Common Equity (Period-End)
Stockholders’ equity	$50,154	$49,137	$48,040	$47,514	$48,213
Goodwill and intangible assets(12)	(15,249)	(15,301)	(15,360)	(15,420)	(15,475)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(3,877)
Tangible common equity	$30,545	$29,476	$28,320	$27,734	$28,861
Tangible Common Equity (Average)
Stockholders’ equity	$50,176	$49,005	$48,193	$47,972	$49,033
Goodwill and intangible assets(12)	(15,277)	(15,336)	(15,395)	(15,455)	(15,507)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,051)	(3,719)
Tangible common equity	$30,539	$29,309	$28,438	$28,466	$29,807
Tangible Assets (Period-End)
Total assets	$361,402	$350,593	$348,549	$357,033	$345,061
Goodwill and intangible assets(12)	(15,249)	(15,301)	(15,360)	(15,420)	(15,475)
Tangible assets	$346,153	$335,292	$333,189	$341,613	$329,586
Tangible Assets (Average)
Total assets	$355,191	$349,891	$351,641	$350,225	$343,153
Goodwill and intangible assets(12)	(15,277)	(15,336)	(15,395)	(15,455)	(15,507)
Tangible assets	$339,914	$334,555	$336,246	$334,770	$327,646
__________

(1)	Regulatory capital metrics and capital ratios as of September 30, 2017 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 60% for 2016 and 80% for 2017.

(4)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(5)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(6)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(7)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(8)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)
On September 25, 2017, we completed the Cabela’s acquisition. The primary Q3 2017 impacts of this acquisition were charges of $105 million which consisted of an initial quarterly allowance build related to the loans acquired and costs associated with closing the acquisition. In Q3 2017, we also incurred charges of $108 million as a result of restructuring activities. These restructuring activities primarily consisted of severance and related benefits pursuant to our ongoing benefit programs which were the result of exiting certain business locations and activities as well as the realignment of resources supporting our Credit Card and Consumer Banking businesses. In Q2 2017, we incurred $12 million of costs related to our anticipated close of the Cabela’s acquisition. In Q1 2017, we recorded a build in the U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”) of $99 million. In Q4 2016, we recorded charges totaling $72 million consisting of a build in the U.K. PPI Reserve of $44 million and an impairment associated with certain acquired intangible and software assets of $28 million. In Q3 2016, we recorded a build in the U.K. PPI Reserve of $63 million.

(11)	Earnings per share is computed independently for each period. Accordingly, the sum of each quarter amount may not agree to the year-to-date total.

(12)	Includes impact of related deferred taxes.